UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 6, 2009
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operation and Financial Condition.

On August 6, 2009, Rovi Corporation (the “Company”) held a conference call to discuss the Company’s results of operation for the second fiscal quarter ended June 30, 2009.  A transcript of the Company’s prepared remarks from the conference call, along with excerpts from the question and answer session discussing all material, previously undisclosed, financial and other statistical information (which have been edited slightly for clarity), is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the transcript includes non-GAAP or Adjusted Pro Forma information as additional information for its operating results.  References to Adjusted Pro Forma information are to non-GAAP pro forma measures.   These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. The Company’s management believes that this presentation of Adjusted Pro Forma financial information provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations.  In addition, management uses these measures for reviewing the financial results of the Company and for budget planning purposes.  A further explanation of the Company’s use of non-GAAP financial measures, the limitations thereof, and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, are contained in the press release furnished by the Company as Exhibit 99.1 to the Current Report on Form 8-K dated August 6, 2009 and are incorporated by reference herein.

Forward-Looking Statements

All statements contained in the exhibit to this Current Report that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and future opportunities for product, market or customer expansion.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors included, among others, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions. Such factors are further addressed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

ITEM 9.01    Financial Statements and Exhibits.

(d)    The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description
99.1	Transcript of prepared remarks, and excerpted questions and answers, from earnings report conference call held by Rovi Corporation on August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: August 12, 2009	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Vice President & Associate General Counsel